UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2024

CUSTOM TRUCK ONE SOURCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38186	84-2531628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 Independence Avenue Kansas City, Missouri		64125
(Address of principal executive offices)		(Zip Code)
(816) 241-4888
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CTOS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 9, 2024, NESCO Holdings II, Inc. (the “Borrower”), an indirect subsidiary of Custom Truck One Source, Inc. (the “Company”), along with certain other indirect subsidiaries of the Company entered into an amendment (the “ABL Amendment”) to its existing Revolving Credit Agreement, dated as of April 1, 2021 (as previously amended, supplemented or modified, including by the ABL Amendment, the “Credit Agreement”), among the Borrower, as borrower, Capitol Investment Merger Sub 2, LLC, as holdings, Bank of America, N.A., as administrative agent and collateral agent, and certain lenders party thereto.

Among other things, the ABL Amendment (i) increases the aggregate amount of the revolving commitments from $750,000,000 to $950,000,000, (ii) modifies certain financial thresholds and negative covenants, (iii) extends the maturity date from April 1, 2026 to August 9, 2029, or, if earlier, the date that is 91 days prior to the maturity date of the Borrower’s existing senior notes or any debt that refinances such existing notes, (iv) adds a leverage based step-down to the pricing grid otherwise based on Average Availability (as defined in the Credit Agreement) and (v) replaces the CDOR Rate provisions with Term CORRA provisions (each as defined in the Credit Agreement) as the benchmark rate for term rate loans denominated in Canadian Dollars.

The foregoing description of the ABL Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the ABL Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1*
Amendment No. 3 to Revolving Credit Agreement, dated as of August 9, 2024, by and among Capitol Investment Merger Sub 2, LLC, NESCO Holdings II, Inc., certain other credit parties party thereto, the lenders and other financial institutions party thereto and Bank of America, N.A., as administrative agent and collateral agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101)

*Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule or exhibit to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 12, 2024	Custom Truck One Source, Inc.

/s/ Christopher J. Eperjesy
Christopher J. Eperjesy Chief Financial Officer